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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              DUJOUR PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)


               Nevada                                   77-0643398
      (State of Incorporation)                       (I.R.S. Employer
                                                     Identification No.)


               West 2809 Longfellow
                Spokane, Washington                       99205
      (Address of principal executive offices)          (Zip Code)

       Securities to be registered pursuant to Section 12(g) of the Act:

       Title of each class                     Name of each exchange of which
       to be so registered                     each class is to be registered

          Not applicable                               Not applicable

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. |_|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
No. 333-128555

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

The description of the Common Stock of the Registrant is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-121360) as filed with the Securities and Exchange Commission on September 26, 2005, as amended, and including any form of prospectus therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is herein incorporated by reference.

Item 2. Exhibits

  Exhibit No.   Description
  -----------   -----------
      3.1       Articles of Incorporation*
      3.2       Bylaws*

* As filed in the Registrant's Registration Statement on Form SB-2 (File No. 333-128555) on September 26, 2005.

                                   SIGNATURES

In accordance  with Section 12 of the Exchange Act of 1934, the Registrant  duly
caused  this  registration   statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized.

                                              DUJOUR PRODUCTS, INC.
                                              (Registrant)


Date: January 24, 2007                        By: /s/    Adrian Crimeni
                                                 ------------------------------
                                                 Name:  Adrian Crimeni
                                                 Title:  Chief Executive Officer



























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